SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 24, 2001


                              SPX CORPORATION
                        ---------------------------
           (Exact Name of Registrant as Specified in its Charter)


       Delaware                    1-6948                   38-1016240
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  (State or Other         (Commission File Number)       (I.R.S. Employer
    Jurisdiction                                        Identification No.)
  of Incorporation)


                          700 Terrace Point Drive
                       Muskegon, Michigan 49443-3301
             -------------------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (231) 724-5000
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
     -----------------------------------------------------------------
           (Former name or address, if changed from last report)

          This report contains forward looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These forward looking statements, which reflect management's current views with respect to future events and financial performance, are subject to certain risks and uncertainties, including but not limited to those matters discussed below. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward looking statements, which speak only as of the date hereof. Reference is made to the company's 2000 Annual Report on Form 10-K, as amended by Form 10-K/A, for additional cautionary statements and discussion of certain important factors as they relate to forward looking statements. In addition, management's estimates of future operating results are based on the current complement of businesses, which is constantly subject to change as management implements its fix, sell or grow strategy.

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS (AMOUNTS IN MILLIONS)

          On May 24, 2001, we completed the acquisition of United Dominion Industries Limited ("UDI") in an all stock transaction valued at $1,066.9. Shareholders of UDI received approximately 9.385 shares of SPX's common stock (3.889 from treasury) as consideration for their shares of common stock of UDI. SPX also assumed or refinanced $884.1 of UDI debt bringing the total transaction to $1,951.0.

          UDI's assets include plants, equipment and other physical property. The business that UDI conducts is the manufacture of proprietary engineered products for sale primarily to industrial and commercial markets worldwide.

          As part of the integration of UDI, we plan to focus on three key areas: (1) manufacturing process and supply chain rationalization, including plant closings, (2) elimination of redundant administrative overhead and support activities, and (3) restructuring and repositioning sales and marketing organizations to eliminate redundancies in these activities. Anticipated savings from these cost reduction and integration actions should exceed $100.0 on an annualized basis. Certain aspects of the integration plan will be refined as additional studies are completed, including the evaluations of capacity of existing and acquired facilities to accommodate new manufacturing and administrative processes and the appropriate positioning of the sales/marketing and research development organizations to serve customer needs.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of business acquired:

          UDI's audited consolidated financial statements as at December 31, 2000 and 1999 and the related consolidated statements of income, cash flow and changes in shareholders' equity for each of the years in the three-year period ended December 31, 2000, together with the report of KPMG LLP, independent auditors, on such financial statements are incorporated by reference from SPX's Current Report on Form 8-K filed on April 13, 2001.

     (b)  Pro Forma Financial Information

          The unaudited pro forma combined condensed statement of income and other financial data of SPX are attached hereto as Exhibit
          99.2 and are incorporated herein by reference.

     (c)  Exhibits

          The following Exhibits are included herein:

          Exhibit 23.1        Consent of Arthur Andersen LLP

          Exhibit 23.2        Consent of KPMG LLP

          Exhibit 99.1 The press release of SPX Corporation dated May 24, 2001 announcing the acquisition of UDI.

          Exhibit 99.2 Unaudited pro forma combined condensed statement of income and other financial data of SPX.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2001

                                      SPX CORPORATION


                                      By: /s/ Christopher J. Kearney
                                         ----------------------------------
                                         Christopher J. Kearney
                                         Vice President, Secretary
                                         and General Counsel